SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):        July 15, 2003


                      State Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-18166                       39-1489983
---------------                ----------------                 -------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


             815 North Water Street, Milwaukee, Wisconsin 53202-3526
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip code)


                                 (414) 425-1600
                         -------------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being furnished herewith:

               (99) Press Release of State Financial Services Corporation, dated
                    July 15, 2003.

Item 9.   Regulation FD Disclosure.
-------   -------------------------

(Information provided under Item 12 - Results of Operations and Financial Condition).

     On July 15, 2003, State Financial Services Corporation (the "Company") issued a press release (the "Press Release") announcing the Company's quarterly financial results for the reporting period ended June 30, 2003. A copy of the Company's press release is being furnished as Exhibit 99 to this Current Report.

     Item 12 of Form 8-K, "Results of Operations and Financial Condition", requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATE FINANCIAL SERVICES CORPORATION



Date:  July 18, 2003                By: /s/ Daniel L. Westrope
                                        ----------------------------------------
                                         Daniel L. Westrope
                                         Senior Vice President and
                                         Chief Financial Officer



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

                      STATE FINANCIAL SERVICES CORPORATION

                   Exhibit Index to Current Report on Form 8-K



Exhibit
Number
------

(99)      Press Release of State Financial Services Corporation, dated July 15,
          2003.


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